Supplement to the
Spartan® Government Income Fund
June 29, 2005
Prospectus

Proposed Reorganization. The Board of Trustees of Spartan Government Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Government Income Fund and Fidelity Government Income Fund, a fund of Fidelity Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Government Income Fund in exchange for shares of Fidelity Government Income Fund equal in value to the relative net asset value of the outstanding shares of Spartan Government Income Fund. After the exchange, Spartan Government Income Fund will distribute the Fidelity Government Income Fund shares to its shareholders pro rata, in liquidation of Spartan Government Income Fund (these transactions are referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Spartan Government Income Fund, as that term is defined under the Investment Company of 1940. A Special Meeting (the "Meeting") of the Shareholders of Spartan Government Income Fund will be held on September 20, 2006, and approval of the Agreement will be voted on at that time. Shareholders of record on July 24, 2006 will be entitled to vote at the Meeting. In connection with the Meeting, Spartan Government Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Government Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about October 26, 2006. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Spartan Government Income Fund shareholders fail to approve the Agreement, Spartan Government Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Government Income Fund.

SPG-06-02 May 2, 2006
1.712551.109

Effective the close of business on July 18, 2006, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who do not own shares of the fund on July 18, 2006 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by July 18, 2006, and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since July 18, 2006.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198.